UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2015

On Deck Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1400 Broadway, 25th Floor

New York, New York 10018

(Address of principal executive offices, including ZIP code)

(888) 269-4246

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Bylaws

On April 29, 2015, the board of directors of On Deck Capital, Inc. (the “Company”) adopted amendments to the Company’s amended and restated bylaws as previously in effect and approved the further amendment and restatement of the Company’s bylaws to reflect the amendments approved on such date (as so amended, the “Restated Bylaws”).

The amendments changed Section 4.4 of the bylaws in order to provide that any subcommittee created by a committee pursuant to Section 4.4 of the bylaws may, but is not required to, consist of one or more members of the committee that created such subcommittee.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2015	On Deck Capital, Inc.

/s/ Cory Kampfer
Cory Kampfer Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws.